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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                          ---------------------------

      Date of Report (Date of earliest event reported): January 17, 2001

                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)
                          ---------------------------


          Delaware                                            63-0780521
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification Number)
                          ---------------------------


                           4520 Executive Park Drive
                           Montgomery, Alabama 36116
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (334) 244-4000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

          On January 17, 2001, Blount International, Inc. ("Blount"), a Delaware corporation, issued a press release announcing that preliminary results for the year ended December 31, 2000, indicate that Blount will post earnings before interest, taxes, depreciation and amortization that will be lower than the 2000 annual results estimated by Blount during a conference call with investors on October 17, 2000, discussing third quarter 2000 results.

          The press release issued by Blount on January 17, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               99.1 Press Release dated January 17, 2001, of Blount
                    International, Inc.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLOUNT INTERNATIONAL, INC.
                                  (Registrant)


Date:  January 18, 2001           By:  /s/ Richard H. Irving, III
                                      ---------------------------
                                      Richard H. Irving, III
                                      Senior Vice President, General Counsel
                                      and Secretary


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                                 EXHIBIT INDEX

Exhibit No.              Description of the Exhibit

99.1            Press Release dated January 17, 2001, of
                Blount International, Inc.